Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Seattle Genetics, Inc. (the “Company”) for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Clay B. Siegall, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2003	/s/ CLAY B. SIEGALL
Clay B. Siegall
Chief Executive Officer